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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 14, 2007


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
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                                 NOT APPLICABLE
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

               The President and Chief Executive Officer of Sun-Times Media Group, Inc. (the "Company"), Cyrus F. Freidheim, Jr., was Chief Executive Officer of Chiquita Brands International, Inc. from 2002 to 2004. On March 14, 2007, Chiquita Brands announced that it had entered into a plea agreement with the United States Attorney's Office for the District of Columbia and the National Security Division of the U.S. Department of Justice relating to an investigation by the government into payments between 1997 and early 2004 by a former subsidiary of Chiquita Brands to certain groups designated under U.S. law as foreign terrorist organizations in Colombia. Chiquita Brands noted that it had voluntarily disclosed the payments to the U.S. government in 2003. It also stated that the payments were motivated by its good faith concern for the safety of its employees. Subject to the approval by the Court of the Plea Agreement, Chiquita Brands will pay a fine and continue to cooperate with the government in any continuing investigation of the matter. Mr. Freidheim has advised the Company's Board of Directors that, if there is a continuing investigation, he is a member of a group of present and former directors, officers and employees of Chiquita Brands who would be subjects of this investigation, but that he has not been advised that he is a target of the investigation. The Board of Directors of the Company has determined to conduct a further inquiry into this matter as it may relate to the Company.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUN-TIMES MEDIA GROUP, INC.
                                                (Registrant)



Date:   March 16, 2007                       By: /s/ James D. McDonough
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                                                Name:  James D. McDonough
                                                Title: Vice President, General
                                                       Counsel and Secretary